UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2005

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3130 Gateway Drive P.O. Box 5625 Norcross, Georgia	30091-5625
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code, is (770) 441-2051

Not applicable

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

        Immucor, Inc. (the “Company’) issued a press release on November 10, 2005 announcing the Company’s earnings and certain other results of operations for the fiscal first quarter of the year ending May 31, 2006 and discussing the Company’s outlook for the remainder of fiscal year 2006.  This press release is furnished with the Current Report as Exhibit 99.1.  Edward L. Gallup, the Company’s Chairman and Chief Executive Officer; Dr. Gioacchino De Chirico, the Company’s President; and Patrick D. Waddy, the Company’s Vice President — Interim Chief Financial Officer and Secretary, will be hosting a conference call on November 11, 2005 to review the contents of the press release and to answer questions from investors.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated November 10, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date: November 10, 2005	By:	/s/ Patrick D. Waddy
Patrick D. Waddy
Vice President — Interim Chief Financial Officer and Secretary

EXHIBIT INTEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated November 10, 2005.